Exhibit 32.2

Certification of Chief Financial Officer Pursuant to 18 U.S.C. § 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Frontier Group Holdings, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(1)    The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2021 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

August 4, 2021	/s/ James Dempsey
James Dempsey
Executive Vice President and Chief Financial Officer